Acquisitions	9 Months Ended
Sep. 30, 2024
Business Combination, Asset Acquisition, and Joint Venture Formation [Abstract]
Acquisitions

Note 3 – Acquisitions

Fat Shark and Rotor Riot

On February 16, 2024, the Company closed on the acquisitions of both Fat Shark and Rotor Riot from Red Cat and Jeffrey Thompson, the founder and Chief Executive Officer of Red Cat (the “Business Combination”) (See Note 12 – Related Party Transactions for additional information). Fat Shark and Rotor Riot are in the business of designing and marketing consumer drones and first-person-view (“FPV”) goggles. Rotor Riot is also a licensed authorized reseller of consumer drones manufactured by third parties.

The Company specializes in the production and sale of small drones and essential components and with the acquisitions of Fat Shark and Rotor Riot, it brings brand recognition and a strong curated retail channel in the FPV drone market segment. This Business Combination is a realization of the Company’s strategy to build its business both organically and through strategic acquisitions that leverage our retail business to onshore production of critical drone components. With the transition to onshoring production of drone components, the Company intends to expand into B2B channels for customers that require a domestic supply chain.

The Business Combination was based on a share purchase agreement (the “Purchase Agreement”) that was executed on November 21, 2022. From November 21, 2022 to February 16, 2024, the Purchase Agreement was subject to several amendments and subject to certain working capital adjustments. Under the terms of the Purchase Agreement, as amended, the consideration paid for the acquired assets consisted of (i) $1.0 million in cash and a cash deposit of $0.1 million made in 2022, (ii) issuance of a $4.0 million 18 month promissory note to Red Cat (see Note 8 “Convertible Note” for further details), and (iii) the issuance of 4,250,000 shares of the Company’s common stock, which represented approximately 48.66% of the outstanding common stock of the Company on February 16, 2024, after the effect of the issued shares (collectively the “Consideration Paid”). The Company valued the Red Cat common stock at $4.00 per share which represents the IPO price of the Company’s common stock on February 15, 2024. Accordingly, the value of the Consideration Paid is equal to $22,100,000.

The acquisitions met the definition of a business combination under ASC 805, Business Combinations, and therefore the assets acquired, and liabilities assumed are accounted for at fair value. The Company has not completed its evaluation of the fair value of assets acquired and liabilities assumed of Fat Shark and Rotor Riot for the purpose of its 2024 fiscal year financial reporting and as such has not fully determined the unallocated purchase price between goodwill and other intangible assets. Such amounts are subject to adjustment during the one-year measurement period.

The following represents the fair value allocation of Fat Shark and Rotor Riot Purchase Price:

Cash	$147,200
Accounts receivable (approximates contractual value)	6,798
Inventories (on hand and prepaid)	2,611,583
Other current assets	10,892
Right of use asset – operating	378,430
Other long-term assets	59,426
Goodwill and intangible assets (unallocated purchase price)	19,666,086

Total assets	22,880,415

Accounts payable and accrued liabilities	287,544
Customer deposits	114,441
Operating lease liability – current and long-term	378,430
Total liabilities	780,415

Total purchase price	$22,100,000

Initial goodwill and intangible assets relate to Fat Shark and Rotor Riot being FPV market leaders and their well-known and established brands within the industry. Combining these entities and their existing customer base along with Unusual Machines’ strategy of extending to B2B sales of drone components will provide a strategic advantage. The Company will evaluate the amount of goodwill and intangibles that are expected to be deductible for tax purposes once the unallocated purchase price is finalized.

The results of Fat Shark and Rotor Riot have been included in the Consolidated Financial Statements from the date of acquisition. The table below presents the results as reported by the Company and unaudited pro forma results of the Company, assuming that the acquisition of Fat Shark and Rotor Riot at the beginning of each period are as follows. The unaudited pro forma results are not necessarily indicative of what actually would have occurred had the acquisitions been in effect for the periods presented (in thousands, except per share data):

	For the Nine months Ended		For the Nine months Ended
	September 30, 2024		September 30, 2023
	As Reported	Proforma (unaudited)	As Reported	Proforma (unaudited)
Revenue	$3,561	$4,056	$–	$4,115
Gross profit/(loss)	992	1,024	–	705
Loss from operations	(4,119)	(4,163)	(1,967)	(3,209)
Other expense	(743)	(743)	–	51
Net loss	$(4,862)	$(4,906)	$(1,967)	$(3,260)
Net earnings per share:
Basic	$(0.63)	$(0.63)	$(0.59)	$(0.37)

This unaudited consolidated pro forma financial information is presented for informational purposes only. The unaudited consolidated pro forma adjustments are based on preliminary estimates, information available and certain assumptions, and may be revised as additional information becomes available. In addition, the unaudited pro forma financial information does not reflect any adjustments for non-recurring items or anticipated synergies resulting from the acquisition.

The unaudited pro forma financial information from the beginning of the periods presented until the acquisition date includes adjustments to: 1) eliminate intercompany revenue and associated cost of sales for sales of product from Fat Shark to Rotor Riot, 2) to adjust fair value for certain Fat Shark inventory as if the acquisition had occurred as of the beginning of the respective periods and 3) to include acquisition related expenses in the Q1 ’23 that were incurred in Q1 ’24.